Supplement to the
Fidelity® Government Cash Reserves
January 28, 2017
Prospectus

The following information replaces similar information found in the “Shareholder Information” section under the “Buying Shares” heading.

Minimum Waivers

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund, a qualified tuition program or an ABLE program for which Fidelity serves as investment manager, Fidelity® health savings accounts, certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

CAS-FUS-17-01 1.712068.137	April 21, 2017